                                                                   EXHIBIT 99.01



              Excel Realty Trust, Inc., and Westminster City Center
      Marketplace, R.L.L.L.P. and Bright-Meyers Winchester Associates, L.P.
                 Properties Acquired by Excel Realty Trust, Inc.

                    Historical Summary of Operating Revenues
                          and Direct Operating Expenses
                         in Accordance with Rule 3-14 of
                     the Securities and Exchange Commission

                          Year Ended December 31, 1996

                         [SQUIRE & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Excel Realty Trust, Inc.

We have audited the accompanying Historical Summary of Operating Revenues and Direct Operating Expenses of selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996. This summary is the responsibility of Excel Realty Trust, Inc. and Westminster City Center Marketplace, R.L.L.L.P. and Bright-Meyers Winchester Associates, L.P. Our responsibility is to express an opinion on this summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the summary is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the summary. We believe that our audit of the summary provides a reasonable basis for our opinion.

As described in Note 1, the accompanying summary was prepared in conformity with accounting principles prescribed by the Securities and Exchange Commission which is a comprehensive basis of accounting other than generally accepted accounting principles, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the summary referred to above presents fairly, in all material respects, the operating revenues and direct operating expenses of selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996, on the basis of accounting described in Note 1.

This report is intended solely for the information and use of the Board of Directors and management of Excel Realty Trust, Inc. and for filing with the Securities and Exchange Commission and should not be used for any other purpose.


/s/ Squire & Company, PC

Squire & Company, PC
Poway, California
December 22, 1997



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EXCEL REALTY TRUST, INC., AND WESTMINSTER CITY CENTER
   MARKETPLACE, R.L.L.L.P. AND BRIGHT-MEYERS WINCHESTER
   ASSOCIATES, L.P.
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
--------------------------------------------------------------------------------


                                            Nine Months
                                               Ended
                                             09/30/97       Year Ended
                                            (Unaudited)      12/31/96
                                            -----------     -----------
OPERATING REVENUES:
    Base rents                              $ 3,733,118     $ 2,812,460
    Expense reimbursements                      513,986         358,835
                                            -----------     -----------

        Total operating revenues              4,247,104       3,171,295

DIRECT OPERATING EXPENSES:
    Administrative and office expense           146,363         111,662
    Management fees                              75,600          58,559
    Repairs and maintenance                     173,211         117,078
    Utilities                                    63,598          67,226
    Insurance                                    50,353          40,150
    Property taxes                              228,369         184,055
                                            -----------     -----------

        Total direct operating expenses         737,494         578,730
                                            -----------     -----------

             Net operating income           $ 3,509,610     $ 2,592,565
                                            ===========     ===========

The accompanying notes are an integral part of this summary.



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
EXCEL REALTY TRUST, INC., AND WESTMINSTER CITY CENTER
   MARKETPLACE, R.L.L.L.P. AND BRIGHT-MEYERS WINCHESTER
   ASSOCIATES, L.P.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed in the preparation of this Historical Summary. The Historical Summary and notes are representations of Excel Realty Trust, Inc., whose management are responsible for the integrity and objectivity of this Historical Summary.

         Business Activity - Excel Realty Trust, Inc. is headquartered in San Diego, California. The Trust is a self-administered, self-managed equity real estate investment trust which owns and manages income-producing properties.

         The properties acquired are operated as shopping centers in the locations below with the anchor stores listed.

               Property             Location                    Anchor Stores
               --------             --------                    -------------
          Westminster City
             Marketplace1        Westminster, CO       Circuit City, Babies "R" Us, Homeplace
          Merchants Central2     Winchester, TN        Wal-Mart, Peebles, Inc.

         The above numbered properties were owned and managed by the following entities numbered below:

           1.  Westminster City Center Marketplace, R.L.L.L.P.
           2.  Bright-Meyers Winchester Associates, L.P.

         Retail space is rented to tenants under noncancelable leases ranging from three to twenty years, with renewal options available.

         Period of Operation - Merchants Central lease contracts began in February of 1996, with additional lease contracts becoming effective monthly through June of 1996.

         Westminster City Marketplace operated for the 7 months beginning June 1, 1996.

         Form of Presentation - The Historical Summary is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, certain expenses of the properties are not included in the summary, i.e., depreciation and interest. Financial information pertaining to the aforementioned properties have been combined on the Historical Summary.

         Management has determined that after reasonable inquiry, it is not aware of any material factors relating to the properties reported on in the accompanying Historical Summary which would cause the reported financial information not to be indicative of future operating results.



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
EXCEL REALTY TRUST, INC., AND WESTMINSTER CITY CENTER
   MARKETPLACE, R.L.L.L.P. AND BRIGHT-MEYERS WINCHESTER
   ASSOCIATES, L.P.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Revenue Recognition - Base rental income from leases is recorded when due from tenants. Some of the leases include percentage rents and overage rents based on the level of sales of the lessee. Leases generally provide for tenant reimbursements of common area maintenance. These reimbursements are included in the accompanying Historical Summary as expense reimbursements.

         Accounting Estimates - The preparation of the Historical Summary includes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2.  MINIMUM FUTURE RENTALS

         Retail space is leased to tenants under noncancelable operating leases. The following is a schedule of future minimum rentals for the next five years under the noncancelable leases after 1996:

                       WESTMINSTER CITY CENTER MARKETPLACE
                             Minimum Lease Payments

Years Ending December 31,                  1997            1998            1999           2000            2001
-------------------------              -----------     -----------     -----------    -----------     -----------
Comp USA                                 $ 338,658       $ 338,658       $ 338,658      $ 338,658       $ 346,994
Circuit City                               731,048         731,048         731,048        731,048         731,048
David's Bridal                             212,290         212,290         212,290        212,290         212,290
Michael's Arts and Crafts                  206,004         206,004         206,004        206,004         216,300
Babies "R" Us                              362,508         362,508         362,508        362,508         371,444
Homeplace                                  640,500         640,500         640,500        640,500         671,948
Barnes & Noble                             392,619         392,619         392,619        392,619         415,967
Designer Shoe Warehouse                    214,309         214,309         214,309        214,309         224,946
Party America                              163,026         163,026         166,045        169,064         171,600
Golfsmith                                  306,060         306,060         306,060        306,060         326,464
Sterling Jewelers                          240,000         240,000         240,000        240,000         240,000
Ruby Tuesday's                              75,000          75,000          75,000         75,000          75,000
Pizzeria Uno                                80,000          80,000          80,000         80,000          87,000
Hollywood Video                            183,563         183,563         183,563        183,563         183,563
First Bank                                  65,000          65,000          65,000         65,000          70,146
                                       -----------     -----------     -----------    -----------     -----------

                                       $ 4,210,585     $ 4,210,585     $ 4,213,604    $ 4,216,623     $ 4,344,711
                                       ===========     ===========     ===========    ===========     ===========



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
EXCEL REALTY TRUST, INC., AND WESTMINSTER CITY CENTER
   MARKETPLACE, R.L.L.L.P. AND BRIGHT-MEYERS WINCHESTER
   ASSOCIATES, L.P.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.  MINIMUM FUTURE RENTALS (Continued)

                        MERCHANTS CENTRAL SHOPPING CENTER
                             Minimum Lease Payments

Years Ending December 31,                1997            1998             1999            2000            2001
-------------------------            -----------     -----------      -----------     -----------     -----------
Wal-Mart                             $   695,405     $   695,405      $   695,405     $   695,405     $   695,405
Peebles, Inc.                            107,520         107,520          107,520         107,520         107,520
On Cue, Inc.                              36,000          36,000           36,000          36,000           3,000
Cato                                      44,400          44,400           44,400          44,400           3,700
Dollar Tree Stores, Inc.                  32,000          32,000           32,000           5,334            --
The Shoe Show of Rocky
     Mount, Inc.                          28,000          28,000           28,000          28,000           2,333
Frances Diane Cruise                      30,800          30,800           25,667            --              --
Thorn Americas, Inc.                       8,012          24,035           24,035          24,035          24,035
Rafael's Italian Restaurant               22,000          22,000           22,000          22,000          22,000
Finance & Mortgage
     Acceptance Corp.                      7,333          17,600           17,600          17,600            --
Freidman's Jewelers                       16,000          16,000            5,333            --              --
Sally Beauty Company, Inc.                17,600          17,600           17,600          17,600           7,333
Third Blimpie Tennessee Venture            1,222          14,667           14,667          14,667          14,667
Mega Video, Inc.                           2,689          32,267           32,267          32,267          32,267
General Nutrition Corporation             15,400          15,400           15,400          15,400           6,417
Axon Computers                            13,476          13,476              562            --              --
The Cake Shop                              5,775          11,550           11,550           5,775            --
Tam Nguyen and V.T. Nguyen                11,550          11,550           11,550          11,550             963
Fabulous Fred's Inc.                      11,550          11,550            3,850            --              --
                                     -----------     -----------      -----------     -----------     -----------

                                     $ 1,106,732     $ 1,181,820      $ 1,145,405     $ 1,077,553     $   919,639
                                     ===========     ===========      ===========     ===========     ===========

         The schedule of future minimum rentals is based on the actual noncancelable lease terms in effect as of December 31, 1996. Many of the tenant leases contain terms for renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index. These renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index have not been reflected in the above noncancelable lease schedule.

         All percentage rents and overage rents are contingent based on the tenant achieving certain levels of sales. Not all of the leases have a provision for percentage rents.



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